Exhibit 99.2

NASDAQ: RGLD Fourth Quarter and Fiscal Year 2019 Results August 8, 2019

NASDAQ: RGD 2 Cautionary Statement Cautionary “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from the projections and estimates contained herein and include, but are not limited to statements with regard to: solid, steady and successful performance; strengthening balance sheet, well-positioned for new investment opportunities, and portfolio enhancements; Khoemacau Project, including additional financing, development and construction progress, project costs spent and capital committed, and selection of underground contractor; developments and operators’ production guidance at Mount Milligan, Rainy River, Peñasquito, and Wassa; Mount Milligan, including mill operations at capacity and progress of work to identify and secure water sources; Rainy River, including mill throughput, availability and recoveries, and progress of anticipated optimization study and new mine plan; Peñasquito, including operations ramp-up, implementation of continuous improvement review and grade improvement after stripping; Wassa, including positive exploration results, increasing development rate and definition drilling, and results of Prestea independent review; liquidity and financial commitments for Khoemacau; solid operating and financial performance, strengthening balance sheet, access to liquidity, and Board and management positioned for success. Factors that could cause actual results to differ materially from these forward- looking statements include, among others: the inability of operators to bring projects into production as expected, including development stage mining properties, mine and mill expansion projects and other development and construction projects; revisions or inaccuracies in technical reports, reserve, resources costs, mine life and mine life parameters and economic and production estimates; changes in project parameters as plans of the operators are refined; the results of current or planned exploration activities; risks inherent in the construction and operation of mining properties; fluctuations in the price environment for gold and other metals on which our stream and royalty interests are determined; performance of and production at properties, and variation of actual production from the production estimates and forecasts made by the operators of those stream and royalty properties; decisions and activities of the Company’s management affecting margins, use of capital and changes in strategy; unexpected operating costs, decisions and activities of the operators of the Company’s stream and royalty properties; changes in operators’ mining and processing techniques or stream or royalty calculation methodologies; resolution of regulatory and legal proceedings; unanticipated grade, geological, metallurgical, environmental, processing or other problems at the properties; operators’ inability to access sufficient raw materials, water or power; opposition from indigenous populations, local communities and non-governmental organizations; errors or disputes in calculating stream deliveries and royalty payments, or deliveries or payments under stream or royalty agreements; the liquidity and future financial needs of the Company; economic and market conditions; the impact of future acquisitions and stream and royalty financing transactions; the impact of issuances of additional common stock; and risks associated with conducting business in foreign countries, including application of foreign laws to contract and other disputes, environmental laws, enforcement and uncertain political and economic environments. These risks and other factors are discussed in more detail in the Company’s public filings with the Securities and Exchange Commission. Statements made herein are as of the date hereof or as of the date indicated and should not be relied upon as of any subsequent date. The Company’s past performance is not necessarily indicative of its future performance. The Company disclaims any obligation to update any forward-looking statements. Third-party information: Certain information in slide5 of this presentation was provided to the Company by Cupric Canyon Capital LP, the majority owner and developer of the Khoemacau Project. The production, design, engineering, construction and equipment information, and other technical and economic information provided to the Company and presented here, or forming the basis of information presented here, is not publicly available. Such information may not have been prepared in accordance with applicable laws, stock exchange rules or international standards governing preparation and public disclosure of technical data and information relating to mineral properties. The Company has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness, or fairness of this third-party information, and investors are cautioned not to rely upon this information. Certain information in slides 6 and 7 of this presentation has been provided to the Company by the operators of properties subject to our stream and royalty interests, or is publicly available information filed by these operators with applicable securities regulatory bodies, including the Securities and Exchange Commission. The Company has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of such third-party information and refers readers to the public reports filed by the operators for information regarding those properties .

NASDAQ: RGD Today’s Speakers 3 Tony Jensen President and CEO Bill Heissenbuttel CFO and VP Strategy Mark Isto VP Operations, Royal Gold Corporation

NASDAQ: RGD Highlights Volume of 335,000 GEOs1 Revenue of $423.1M, 78% from gold $253.2M cash flow from operations $93.8M earnings ($1.43/share) $67.5M in dividends, 19th consecutive annual increase Balance sheet continues to strengthen Reduced debt by $150M $900M of liquidity Well positioned for new investment opportunities Portfolio enhancements Resolved Voisey’s Bay litigation Acquired Khoemacau silver stream Fiscal 2019 Overview 4

NASDAQ: RGD Recent Developments 5 Peñasquito Rainy River Khoemacau development progress2 Khoemacau $650M project financing closed — Final $85M equity: $70M RCF / $15M GNRI Groundbreaking ceremony held June 28 with President of Botswana Pre-construction works advancing: — Boxcuts, roads, water pipeline, earthworks for surface infrastructure — 8% of project capital cost spent / 57% capital cost committed Barminco hired as underground contractor

NASDAQ: RGD Recent Developments 6 Mount Milligan, Rainy River as reported by the operators3 Mill operations back to full capacity early May Quarterly average throughput of 53.6k tpd 60.6k tpd in June Work on long term water sources progressing 2019 guidance confirmed: 155-175k oz gold, 65-75M lb copper Positive quarterly average mill performance: — 21.1k tpd throughput (24.2k tpd in June) — 88% availability (93% in June) — 93% gold recovery Optimization study continuing; new mine plan expected late calendar 2019 2019 guidance confirmed: 245-270k oz gold Mount Milligan Rainy River

NASDAQ: RGD Recent Developments 7 Peñasquito, Wassa as reported by the operators3 Operations ramped back up in June Full Potential Program underway Grade improvement after Peñasco stripping 2019 forecast*: 165k oz gold, 25M oz silver, 180M lb lead, 245M lb zinc Positive exploration results across each asset Wassa quarterly production lower; increasing development rate, definition drilling Prestea independent review completed; near- term measures implemented Consolidated 2019 guidance lowered to 190-205k oz Peñasquito Wassa *April 18 – December 31, 2019 Wassa

NASDAQ: RGD Fiscal Q4 Financial Results 8 $115.7M revenue Compared to fiscal Q4 2018: — GEO volume of 88,400 vs 89,000 — Prices: Au flat, Ag ↓10%, Cu ↓11% — 78% vs 72% revenue from stream segment $72.3M OCF $26.5M earnings G&A of $6.4M DD&A of $42.3M, or $479/GEO $(3.5)M equity mark-to-market 19.4% tax rate 32,000 GEO inventory at June 30, 2019

NASDAQ: RGD Repaid $370M of 2019 convertible notes $900M of liquidity available Cash of $119M, working capital of $121M $220M drawn on Revolving Credit Facility Fiscal Q4 Liquidity 9 June 30, 2019 Amount (US$ M) Undrawn Revolving Credit Facility 780 Working capital 121 Total available liquidity $901 Khoemacau stream commitments: CY 2019 60 CY 2020 125 CY 2021 27 – 80 Total commitments $212 – 265

NASDAQ: RGD Solid operating and financial performance Balance sheet continues to strengthen Excellent access to liquidity Board and management team positioned for success Solid, Steady, Successful 10 Jamie Sokalsky Independent Director; Former President and CEO, Barrick Gold Corporation Kevin McArthur Independent Director; Former Executive Chair, Tahoe Resources and Former CEO and Director, Goldcorp, Inc. Tony Jensen Director; President and CEO; Royal Gold, Inc. William Hayes Independent Director and Chairman of the Board; Former EVP, Placer Dome Inc. Ronald J. Vance Independent Director; Former SVP Corporate Development, Teck Resources Christopher M.T. Thompson Independent Director; Former Chairman and CEO, Gold Fields Limited Sybil Veenman Independent Director; Former Senior Vice President and General Counsel, Barrick Gold Corporation

1660 Wynkoop Street, #1000 Denver, CO 80202 303.573.1660 info@royalgold.com www.royalgold.com NASDAQ: RGLD

NASDAQ: RGLD Endnotes 12 1. Gold Equivalent Ounces (“GEOs”) are calculated as revenue divided by the average gold price for the corresponding period. 2. Certain information in slide 5 was provided to the Company by Cupric Canyon Capital LP, the majority owner and developer of the Khoemacau Project and a privately-owned company. The production, design, engineering, construction and equipment information, and other technical and economic information provided to the Company and presented here, or forming the basis of information presented here, is not publicly available. Such information may not have been prepared in accordance with applicable laws, stock exchange rules or international standards governing preparation and public disclosure of technical data and information relating to mineral properties. The Company has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of this third- party information, and investors are cautioned not to rely upon this information. 3. All information on this slide has been provided by the operators of these properties or is publicly available information disclosed by the operators. 4. Reserves information shown is as of December 31, 2018.